Exhibit 10.41

SECOND AMENDMENT

TO THE AMENDED AND RESTATED

HYATT CORPORATION DEFERRED COMPENSATION PLAN

WHEREAS, Hyatt Corporation maintains the Amended and Restated Hyatt Corporation Deferred Compensation Plan (the “Plan”); and

WHEREAS, Hyatt Corporation has deemed it desirable to amend the Plan in order to change the method for calculating installment payments made under the Plan.

NOW, THEREFORE, BE IT RESOLVED that, pursuant to the power and authority reserved to the Hyatt Hotels Corporation Benefits Committee pursuant to Article 11 of the Plan, the Plan is hereby amended in the form of this Second Amendment to the Plan, as follows:

1.	The following is substituted for Section 9.2(a)(i) of the Plan:

“the balance of his Account on such date, less any amount attributable to Grandfathered Benefits, by”

The undersigned being a majority of the members of the Hyatt Hotels Corporation Benefits Committee hereby approve and adopt this Second Amendment to the Plan.

Executed on this 30th day of September, 2010.

/s/ Rakesh Sarna

/s/ Harmit J. Singh

/s/ Robert W. K. Webb

/s/ Doug Patrick

/s/ H. Charles Floyd

BEING A MAJORITY OF THE MEMBERS OF THE HYATT CORPORATION BENEFITS COMMITTEE